UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 29, 2006

             CWHEQ Revolving Home Equity Loan Trust, Series 2006-H
             -----------------------------------------------------
                      (Exact name of the issuing entity)


                                  CWHEQ, Inc.
                                  -----------
          (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132375

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                     Delaware                    87-0698310
                     --------                    ----------
                  (State or Other             (I.R.S. Employer
                   Jurisdiction             Identification No. of
              of Incorporation of the          the depositor)
                    depositor)

                4500 Park Granada
               Calabasas, California               91302
              ----------------------               -----
              (Address of Principal              (Zip Code)
      Executive Offices of the depositor)

     The depositor's telephone number, including area code (818) 225-3240
                                                           --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8

Item 8.01. Other Events.

Filing of Certain Materials

      In connection with the issuance by CWHEQ Revolving Home Equity Loan Trust, Series 2006-H of Revolving Home Equity Loan Asset Backed Notes, Series 2006-H (the "Notes"), CWHEQ, Inc. is filing herewith an opinion of counsel relating to the legality of the Notes. The Opinion is annexed hereto on
Exhibit 8.1.

Section 9

Item 9.01. Financial Statements, Pro Forma Financial
      Information and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

      8.1 Opinion of Sidley Austin LLP regarding the legality of the Notes.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWHEQ, INC.



                                          By: /s/  Darren Bigby
                                              ----------------------
                                              Name:  Darren Bigby
                                              Title: Vice President



Dated:  September 29, 2006

                                 Exhibit Index

Exhibit
-------
8.1       Opinion of Sidley Austin LLP regarding the legality of the Notes